Exhibit 10.39

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

AMENDMENT NO. 1
TO MASTER PRODUCT PURCHASE AGREEMENT
CW NO. 2257242

This Amendment No. 1 to Master Product Purchase Agreement (this “Amendment”), effective October 12, 2018 (“Effective Date”), is made by and between Hess Corporation (“Buyer”) and Smart Sand, Inc. (“Smart Sand”). Buyer and Smart Sand may be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties have entered into that certain Master Product Purchase Agreement, bearing CW No. CW2257242, dated February 13, 2018 (as heretofore amended, the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement as herein provided; and

WHEREAS, pursuant to Section 16.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment to the Agreement.

1.1    Appendix B of the Agreement shall be deleted in its entirety and replaced with the Appendix attached to this Amendment.

2.General Provisions.

2.1    Except as hereby expressly amended, the Agreement shall remain as previously written and in full force and effect.

2.2    Buyer agrees that it will consider Smart Sand for its wellsite storage solutions to service one or more well location(s)

2.3    Any term not otherwise defined herein shall have the meaning given to such term in the Agreement.

2.4    The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.5    The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.6    This Amendment, the Agreement and the agreements and documents referred to herein, together with all the Appendices/Exhibits hereto and thereto, constitute the entire agreement and understanding of the Parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the Parties hereto with respect to the specific subject matter hereof.

2.7    This Amendment may be executed in any number of counterparts with the same effect as if the signatures were upon a single engrossment of this Amendment, but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Amendment, but all the counterparts shall together constitute one and the same instrument. The Parties agree that, a facsimile or other electronic version of this Amendment, when duly executed and transmitted, shall be considered for all purposes to be an original document, deemed for all purposes to be signed and constitute a legally binding agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 to Master Product Purchase Agreement effective as of the Effective Date.

Smart Sand, Inc.

By:        /s/ John Young

Name:        John Young

Title:        COO

Hess Corporation

By:        /s/ Rolle Hogan

Name:         Rolle Hogan

Title:         Sr. Manager GSC

APPENDIX B

Product Mix Parameters

Buyer acknowledges the need for a balanced Product sales mix output from Smart Sand’s facilities. Therefore, the following shall serve as a benchmark Product volume mix for each month during the Term.

The following product mix shall apply to this Agreement:

Product	Product Mix (%)
***	***
***	***

Amendment to Commercial Agreement
Form 7/1/2012